UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05415
Morgan Stanley Global Infrastructure Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York (Address of principal executive offices)	10036 (Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Global Infrastructure Fund performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended June 30, 2010

Total Return for the 6 Months Ended June 30, 2010

S&P 500®
					Dow Jones		Utilities
					Brookfield	S&P	Index/ S&P
					Global	Global	Global Infra-
					Infrastructure	BMI	structure
Class A	Class B	Class C	Class I	Class Q	IndexSM1	Index[2]	Index[3]
–12.34%	–12.46%	–12.56%	–12.09%	–12.32%	–7.45%	–8.26%	–13.05%

The performance of the Fund’s five share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

For the six months ending June 30, 2010, the global infrastructure sector declined 7.5 percent in U.S. dollar terms and 2.6 percent on a local currency basis, as measured by the Dow Jones Brookfield Global Infrastructure Index (the “Index”). Declines for the period were predominately realized in the second quarter (the Index returned 0.8 percent in the first quarter and –8.2 percent in the second, in U.S. dollar terms), as concerns over European sovereign debt and the impact of fiscal policy measures introduced by the Chinese government to cool a buoyant Chinese property market dampened investors’ expectations for the near term growth prospects of many global companies, including infrastructure companies. That said, the global infrastructure market did exhibit some resilience relative to the broader equity markets for the period, posting relative outperformance.

Regional and sector performance relative to the overall Index for the period can largely be attributed to the macroeconomic concerns in Europe and Asia mentioned above. As a result, the Americas were the best performing region, declining 0.9 percent in U.S. dollar terms, with relative outperformance realized across almost all infrastructure sectors. Europe was the worst performing region for the period, declining 17.9 percent in U.S. dollar terms and 6.9 percent on a local currency basis. Within Europe, all major infrastructure sectors suffered double-digit percentage declines in the first half of the year, as the perceived follow-on effects of the sovereign debt crisis (i.e., higher corporate debt financing costs, lower growth resulting from fiscal austerity measures, higher regulatory risk, and the prospect of declining cash flows created by a protracted deflationary environment) prompted broad-based weakness. The Asia-Pacific region realized mixed results on a country-specific basis, but overall suffered a 5.0 percent decline in U.S. dollar terms and a 2.1 percent decline on a local currency basis. Australia, New Zealand, and China were the primary sources of regional weakness. Australia declined the most, apparently impacted by a mix of company-specific issues (e.g., the failed buyout of a toll road concessionaire with a meaningful Index weighting contributed to a decline in country returns), higher nominal interest rates (which impact infrastructure assets to the extent remuneration schemes are not linked to inflation), and the prospect of slower than anticipated growth (in part due to the perceived impact of a potential slowdown in China, one of its primary trading partners). Weakness in China was concentrated in the oil and gas storage and transportation sector, as an anticipated slowdown in the Chinese property market is expected to have a near-term negative impact on the growth rates of some of the Chinese gas distribution companies.

On a global basis, the water sector was the best performing sector for the period, returning 1.7 percent in U.S. dollar terms, while the toll road sector was the worst performing sector, declining 23.2 percent in U.S. dollar terms.

Performance Analysis

All share classes of Morgan Stanley Global Infrastructure Fund underperformed the Dow Jones Brookfield Global Infrastructure Indexsm (the “Index”) and the S&P Global BMI Index, and outperformed the S&P 500® Utilities Index/S&P Global Infrastructure Index for the six months ended June 30, 2010, assuming no deduction of applicable sales charges.

Fund performance over this time period reflected a number of changes coincident with our assumption of portfolio management responsibilities at the end of March 2010, the two most important being (1) a change in the Fund’s sector benchmark to the Dow Jones Brookfield Global Infrastructure Index and (2) a shift in Fund holdings to reflect our fundamental, value-driven investment strategy. Holdings in the Fund now generally reflect companies with “core” infrastructure characteristics such as asset ownership/control, high barriers to entry, and cash flow stability. Furthermore, companies with exposure to commodity price fluctuations have been significantly reduced. While these changes have had some marginal negative impact on short-term performance, we anticipate the changes in Fund strategy and company constituents will provide investors with a more attractive risk/return profile over the long run.

We are committed to our core investment philosophy as an infrastructure value investor. This results in the ownership of stocks whose share prices provide infrastructure exposure at what we believe to be the best valuation relative to their underlying assets and growth prospects. Our research led us to an overweighting in the Fund to the communications, toll roads, and diversified sectors, and an underweighting to companies in the European regulated utilities, transmission & distribution, ports and water sectors during the period. Our overweight position in communications reflected our belief that certain companies within the sector were trading at meaningful discounts to intrinsic value and possessed good growth prospects not dependent on a strong global macroeconomic recovery. For the toll road and diversified sectors, our overweight positions in large part reflected investments in companies domiciled in southern Europe, but with much more diversified geographic operating exposure. These companies are trading at what we believe to be significant discounts to intrinsic value that are unjustified given the companies’ cash flow characteristics and ability to withstand long periods of capital markets instability, such as what was experienced in Europe through the first half of 2010.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 06/30/10
TransCanada Corp.	8.1%
American Tower Corp.	7.1
National Grid PLC	6.7
Enbridge, Inc.	5.5
Spectra Energy Corp.	4.5
Abertis Infraestructuras SA	4.2
Hong Kong & China Gas Co., Ltd.	3.9
Crown Castle International Corp.	3.8
SES SA (FDR)	3.3
CenterPoint Energy, Inc.	3.1

TOP FIVE COUNTRIES as of 06/30/10
United States	35.0%
Canada	15.1
United Kingdom	10.5
Spain	9.6
France	6.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five countries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company will be considered to be in the infrastructure business if it derives at least 50 percent of its revenues or earnings from, or devotes at least 50 percent of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. The Fund may invest up to 100 percent of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund invests at least 40 percent of its assets in the securities of issuers located outside of the United States.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns — Period Ended June 30, 2010

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††	Class Q Shares	†††
	(since 07/28/97)		(since 04/29/88)		(since 07/28/97)		(since 07/28/97)		(since 04/29/88)
Symbol	UTLAX		UTLBX		UTLCX		UTLDX		UTLQX
1 Year	1.69%[4]		1.11%[4]		1.11%[4]		2.12%[4]		1.84%[4]
	–3.65	[5]	–3.84	[5]	0.13	[5]	—		–3.09	[5]
5 Years	0.26	[4]	–0.22	[4]	–0.45	[4]	0.53	[4]	0.33	[4]
	–0.82	[5]	–0.37	[5]	–0.45	[5]	—		0.18	[5]
10 Years	0.64	[4]	0.30	[4]	–0.09	[4]	0.90	[4]	0.44	[4]
	0.10	[5]	0.30	[5]	–0.09	[5]	—		0.44	[5]
Since Inception	4.38	[4]	6.72	[4]	3.61	[4]	4.64	[4]	6.73	[4]
	3.95	[5]	6.72	[5]	3.61	[5]	—		6.73	[5]
Gross Expense Ratio	1.22		1.97		1.97		0.97		1.21

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, Class I, and Class Q shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expenses are as of each Fund’s fiscal year end as outlined in the Fund’s current prospectus.

*	The maximum front-end sales charge for Class A is 5.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion beginning December 31, 2006. Prior to December 31, 2006, the conversion feature was suspended because the annual total operating expense ratio of Class B was lower than that of Class A.

†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††	Class I has no sales charge.

†††	The maximum contingent deferred sales charge (CDSC) for Class Q is 5.0%. The CDSC declines to 0% after six years.

Class B commenced operations on April 29, 1988. On December 8, 2006, all then-existing Class B shares of the Fund (Pre-Conversion Class B) were converted into Class Q shares. Because the Pre-Conversion Class B shares were subject to the same level of fees and expenses applied to Class B shares, historical performance information prior to conversion date has been restated for Class Q shares to reflect this information. Performance information for Class B shares prior to December 8, 2006 reflects the performance of the Pre-Conversion Class B shares.

(1)	The Dow Jones Brookfield Global Infrastructure Indexsm is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008, however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Fund’s secondary benchmark was changed in March 2010 from the S&P 500 Utilities Index/S&P Global Infrastructure Index to the Dow Jones Brookfield Global Infrastructure Index to more accurately reflect the Fund’s investable universe.

(2)	The Standard & Poor’s Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 10,000 index members representing 25 developed and 21 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The S&P 500® Utilities Index/S&P Global Infrastructure Index is a custom index represented by the performance of the S&P 500® Utilities Index (an unmanaged, market capitalization weighted index consisting of utilities companies in the S&P 500® Index and is designed to measure the performance of the utilities sector) for periods from the Fund’s inception to and including November 5, 2008 (the date the Fund completed implementation of the change to its principal investment strategy), and the performance of the S&P Global Infrastructure Index (an unmanaged index designed to track performance of the stocks of 75 of the largest publicly listed infrastructure companies around the world including both developed and emerging markets) for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/10 – 06/30/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			01/01/10 –
	01/01/10	06/30/10	06/30/10
Class A
Actual (–12.34% return)	$1,000.00	$876.60	$5.63
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.79	$6.06
Class B
Actual (–12.46% return)	$1,000.00	$875.40	$9.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.08	$9.79
Class C
Actual (–12.56% return)	$1,000.00	$874.40	$9.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.08	$9.79
Class I
Actual (–12.09% return)	$1,000.00	$879.10	$4.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.03	$4.81
Class Q
Actual (–12.32% return)	$1,000.00	$876.80	$5.58
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.84	$6.01

@	Expenses are equal to the Fund’s annualized expense ratios of 1.21%, 1.96%, 1.96%, 0.96%, and 1.20% for Class A, Class B, Class C, Class I, and Class Q shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser, Sub-Advisers and Administrator together are referred to as the “Adviser” and the advisory, sub-advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the five-year period but below its peer group average for the one- and three-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund’s performance, management fee and total expense ratio were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Global Infrastructure Fund
Portfolio of Investments - June 30, 2010 (unaudited)

NUMBER OF
SHARES		VALUE
	Common Stocks (98.6%)
	Australia (2.7%)
	Airports
639,110	Australian Infrastructure Fund (Stapled Securities) (a)(b)	$905,124
918,979	MAP Group (Stapled Securities) (a)	2,063,056

		2,968,180

	Oil & Gas Storage & Transportation
517,000	APA Group (Stapled Securities) (a)	1,556,198

	Toll Roads
4,083,220	Intoll Group (Stapled Securities) (a)(b)	3,550,816

	Transmission & Distribution
1,152,040	Spark Infrastructure Group	1,104,622

	Total Australia	9,179,816

	Brazil (0.5%)
	Water
38,500	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	1,591,590

	Canada (15.1%)
	Oil & Gas Storage & Transportation
393,719	Enbridge, Inc.	18,336,939
807,783	TransCanada Corp.	27,020,950

		45,357,889

	Ports
49,930	Westshore Terminals Income Fund (Units) (b)	811,881

	Transmission & Distribution
176,720	Fortis, Inc.	4,512,000

	Total Canada	50,681,770

	China (5.8%)
	Airports
1,818,000	Beijing Capital International Airport Co., Ltd. (H Shares) (c)	1,066,750

	Oil & Gas Storage & Transportation
850,000	Beijing Enterprises Holdings Ltd. (c)	5,521,679
2,272,000	Xinao Gas Holdings Ltd. (H Shares) (c)	4,941,055

		10,462,734

	Ports
1,262,000	China Merchants Holdings International Co., Ltd. (c)	4,195,147

	Toll Roads
3,963,322	Jiangsu Expressway Co., Ltd. (H Shares) (c)	3,587,963

	Total China	19,312,594

	France (6.9%)
	Airports
25,636	Aeroports de Paris (ADP)	1,633,758

	Communications
116,039	Eutelsat Communications	3,876,714
534,415	SES SA	11,100,470

		14,977,184

	Toll Roads
981,777	Groupe Eurotunnel SA	6,635,229

	Total France	23,246,171

	Germany (0.6%)
	Airports
44,232	Fraport AG Frankfurt Airport Services Worldwide	1,879,944

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Portfolio of Investments - June 30, 2010 (unaudited) continued

NUMBER OF
SHARES		VALUE
	Hong Kong (3.9%)
	Oil & Gas Storage & Transportation
5,245,900	Hong Kong & China Gas Co., Ltd.	$12,966,146

	Italy (4.8%)
	Oil & Gas Storage & Transportation
1,094,691	Snam Rete Gas SpA	4,351,917

	Toll Roads
450,376	Atlantia SpA	7,984,556

	Transmission & Distribution
1,054,400	Terna Rete Elettrica Nazionale SpA	3,797,335

	Total Italy	16,133,808

	Japan (0.4%)
	Airports
89,200	Japan Airport Terminal Co., Ltd.	1,322,363

	Mexico (1.3%)
	Airports
85,400	Grupo Aeroportuario del Pacifico SAB de CV (ADR)	2,480,870
41,600	Grupo Aeroportuario del Sureste SAB de CV (ADR)	1,894,464

	Total Mexico	4,375,334

	Netherlands (0.4%)
	Oil & Gas Storage & Transportation
31,400	Koninklijke Vopak N.V.	1,152,346

	New Zealand (0.7%)
	Airports
1,879,304	Auckland International Airport Ltd.	2,402,132

	Spain (9.6%)
	Diversified
1,006,316	Ferrovial SA	6,501,176

	Oil & Gas Storage & Transportation
457,236	Enagas	6,871,618

	Toll Roads
974,623	Abertis Infraestructuras SA	14,043,291

	Transmission & Distribution
134,582	Red Electrica Corp. SA	4,810,842

	Total Spain	32,226,927

	Switzerland (0.4%)
	Airports
4,602	Flughafen Zuerich AG	1,363,453

	United Kingdom (10.5%)
	Transmission & Distribution
3,037,000	National Grid PLC	22,371,961

	Water
273,100	Northumbrian Water Group PLC	1,237,125
321,500	Pennon Group PLC	2,634,600
185,300	Severn Trent PLC	3,380,912
722,900	United Utilities Group PLC	5,633,214

		12,885,851

	Total United Kingdom	35,257,812

	United States (35.0%)
	Communications
531,320	American Tower Corp. (Class A) (d)	23,643,740
342,240	Crown Castle International Corp. (d)	12,751,863
170,230	SBA Communications Corp. (Class A) (d)	5,789,522

		42,185,125

	Diversified
795,430	Centerpoint Energy, Inc.	10,467,859

	Oil & Gas Storage & Transportation
68,580	AGL Resources, Inc.	2,456,536
83,700	Atmos Energy Corp.	2,263,248

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Portfolio of Investments - June 30, 2010 (unaudited) continued

NUMBER OF
SHARES		VALUE
90,325	Kinder Morgan Management LLC (d)	$5,111,435
25,020	New Jersey Resources Corp.	880,704
280,734	NiSource, Inc.	4,070,643
114,850	Oneok, Inc.	4,967,262
129,811	Southern Union Co.	2,837,668
32,690	Southwest Gas Corp.	964,355
745,683	Spectra Energy Corp.	14,965,858

		38,517,709

	Transmission & Distribution
240,680	Consolidated Edison, Inc.	10,373,308
58,120	ITC Holdings Corp.	3,075,129
177,960	Northeast Utilities	4,534,421
47,730	NorthWestern Corp.	1,250,526
104,090	NSTAR	3,643,150

		22,876,534

	Water
62,340	American Water Works Co., Inc.	1,284,204
111,140	Aqua America, Inc.	1,964,955

		3,249,159

	Total United States	117,296,386

	Total Common Stocks (Cost $356,047,788)	330,388,592

NUMBER OF
SHARES (000)		VALUE
	Short-Term Investment (0.9%)
	Investment Company
3,020	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 6) (Cost $3,020,125)	$3,020,125

Total Investments (Cost $359,067,913) (e)(f)	99.5%	333,408,717
Other Assets in Excess of Liabilities	0.5	1,795,025

Net Assets	100.0%	$335,203,742

ADR	American Depositary Receipt.
(a)	Comprised of securities in separate entities that are traded as a single stapled security.
(b)	Consists of one or more class of securities traded together as a unit; stocks with attached warrants.
(c)	Security trades on the Hong Kong exchange.
(d)	Non-income producing security.
(e)	The market value and percentage of total investments, $156,443,512 and 46.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the financial statements.
(f)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $8,705,170 and the aggregate gross unrealized depreciation is $34,364,366 resulting in net unrealized depreciation of $25,659,196.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Summary of Investments -   June 30, 2010 (unaudited)

		PERCENT OF
		TOTAL
INDUSTRY	VALUE	INVESTMENTS
Oil & Gas Storage & Transportation	$121,236,557	36.4%
Transmission & Distribution	59,473,294	17.8
Communications	57,162,309	17.2
Toll Roads	35,801,855	10.7
Water	17,726,600	5.3
Airports	17,011,914	5.1
Diversified	16,969,035	5.1
Ports	5,007,028	1.5
Investment Company	3,020,125	0.9

	$333,408,717	100.0%

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Financial Statements

Statement of Assets and Liabilities
June 30, 2010 (unaudited)

Assets:
Investments in securities, at value (cost $356,047,788)	$330,388,592
Investment in affiliate, at value (cost $3,020,125)	3,020,125
Cash (including foreign currency valued at $291,226 with a cost of $292,880)	291,226
Receivable for:
Dividends	2,129,614
Foreign withholding taxes reclaimed	198,487
Shares of beneficial interest sold	11,775
Dividends from affiliate	455
Prepaid expenses and other assets	60,769

Total Assets	336,101,043

Liabilities:
Payable for:
Shares of beneficial interest redeemed	276,983
Investment advisory fee	176,687
Transfer agent fee	111,070
Distribution fee	84,984
Administration fee	24,901
Accrued expenses and other payables	222,676

Total Liabilities	897,301

Net Assets	$335,203,742

Composition of Net Assets:
Paid-in-capital	$376,692,388
Net unrealized depreciation	(25,658,819)
Accumulated undistributed net investment income	2,580,287
Accumulated net realized loss	(18,410,114)

Net Assets	$335,203,742

Class A Shares:
Net Assets	$81,576,034
Shares Outstanding (unlimited shares authorized, $.01 par value)	15,179,846
Net Asset Value Per Share	$5.37

Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$5.67

Class B Shares:
Net Assets	$6,117,471
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,123,389
Net Asset Value Per Share	$5.45

Class C Shares:
Net Assets	$7,312,836
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,354,672
Net Asset Value Per Share	$5.40

Class I Shares:
Net Assets	$3,166,380
Shares Outstanding (unlimited shares authorized, $.01 par value)	591,760
Net Asset Value Per Share	$5.35

Class Q Shares:
Net Assets	$237,031,021
Shares Outstanding (unlimited shares authorized, $.01 par value)	43,479,962
Net Asset Value Per Share	$5.45

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Financial Statements continued

Statement of Operations
For the six months ended June 30, 2010 (unaudited)

Net Investment Income:
Income
Dividends (net of $459,713 foreign withholding tax)	$7,371,074
Income from securities loaned – net	109,364
Dividends from affiliate	3,929
Interest	218

Total Income	7,484,585

Expenses
Investment advisory fee	1,087,794
Distribution fee (Class A shares)	116,052
Distribution fee (Class B shares)	38,285
Distribution fee (Class C shares)	48,170
Distribution fee (Class Q shares)	322,051
Transfer agent fees and expenses	267,309
Administration fee	152,673
Shareholder reports and notices	103,076
Custodian fees	77,640
Professional fees	48,902
Registration fees	30,177
Trustees’ fees and expenses	17,204
Other	55,063

Total Expenses	2,364,396
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(3,430)

Net Expenses	2,360,966

Net Investment Income	5,123,619

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	31,425,968
Options written	(98,495)
Forward foreign currency contracts	(595,683)
Foreign currency translation	(418,937)

Net Realized Gain	30,312,853

Change in Unrealized Appreciation/Depreciation on:
Investments	(84,297,486)
Options written	116,816
Forward foreign currency contracts	(338,629)
Foreign currency translation	(29,515)

Net Change in Unrealized Appreciation/Depreciation	(84,548,814)

Net Loss	(54,235,961)

Net Decrease	$(49,112,342)

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JUNE 30, 2010	DECEMBER 31, 2009
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,123,619	$12,286,038
Net realized gain	30,312,853	18,826,581
Net change in unrealized appreciation/depreciation	(84,548,814)	29,398,955

Net Increase (Decrease)	(49,112,342)	60,511,574

Dividends to Shareholders from Net Investment Income:
Class A shares	(471,531)	(3,534,465)
Class B shares	(35,585)	(261,187)
Class C shares	(44,719)	(293,241)
Class I shares	(18,337)	(102,306)
Class Q shares	(1,352,566)	(10,334,853)

Total Dividends	(1,922,738)	(14,526,052)

Net decrease from transactions in shares of beneficial interest	(37,922,838)	(66,112,467)

Net Decrease	(88,957,918)	(20,126,945)
Net Assets:
Beginning of period	424,161,660	444,288,605

End of Period (Including accumulated undistributed net investment income of $2,580,287 and dividends in excess of net investment income of $620,594, respectively)	$335,203,742	$424,161,660

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2010 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Global Infrastructure Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is both capital appreciation and current income. The Fund was organized as a Massachusetts business trust on December 8, 1987 and commenced operations on April 29, 1988. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The Fund’s Class Q shares are closed to new investments (except dividend reinvestments). The five classes are substantially the same except, most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares, Class C shares and Class Q shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years, one year and six years, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class C shares and Class Q shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (2) an equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a “Sub-Adviser”), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2010 (unaudited) continued

to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (“forward contracts”) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on forward contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2010 (unaudited) continued

the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

F. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

At June 30, 2010, the Fund did not have any outstanding securities on loan.

G. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2010 (unaudited) continued

recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended December 31, 2009 remains subject to examination by taxing authorities.

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

J. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.

K. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2. Fair Valuation Measurements
Financial Accounting Standards Board Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2010 (unaudited) continued

purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT JUNE 30, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Common Stocks
Airports	$17,011,914	$4,375,334	$12,636,580	—
Communications	57,162,309	42,185,125	14,977,184	—
Diversified	16,969,035	10,467,859	6,501,176	—
Oil & Gas Storage & Transportation	121,236,557	83,875,598	37,360,959	—
Ports	5,007,028	811,881	4,195,147	—
Toll Roads	35,801,855	—	35,801,855	—
Transmission & Distribution	59,473,294	27,388,534	32,084,760	—
Water	17,726,600	4,840,749	12,885,851	—

Total Common Stocks	330,388,592	173,945,080	156,443,512	—

Short-Term Investment
Investment Company	3,020,125	3,020,125	—	—

Total	$333,408,717	$176,965,205	$156,443,512	—

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2010 (unaudited) continued

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2010, the Fund did not have any investments transfer between valuation levels.
3. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below is a specific type of derivative financial instrument used by the Fund.

Forward Foreign Currency Contracts  The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

During the six months ended June 30, 2010, the value of forward foreign currency contracts opened and closed were $631,530,620 and $696,923,011, respectively.

Options  For hedging and investment purposes, the Fund may engage in transactions in listed and over-the-counter options. Risks may arise from an imperfect correlation between the change in the market value of the securities held by the Fund and the price of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option.

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2010 (unaudited) continued

Transactions in options for the six months ended June 30, 2010, were as follows:

	NUMBER OF
	CONTRACTS	PREMIUM
Options written, outstanding at beginning of period	2,954	$147,869
Options written	6,061	168,430
Options expired	(3,279)	(121,883)
Options closed	(5,736)	(194,416)

Options written, outstanding at end of period	—	$—

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized gain (losses) by type of derivative contract for the six months ended June 30, 2010.

AMOUNT OF REALIZED LOSS ON DERIVATIVE CONTRACTS
		FORWARD FOREIGN
PRIMARY RISK EXPOSURE	OPTIONS WRITTEN	CURRENCY

Equity Risk	$(98,495)	—
Foreign Currency Risk	—	$(595,683)

Total	$(98,495)	$(595,683)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES CONTRACTS
		FORWARD FOREIGN
PRIMARY RISK EXPOSURE	OPTIONS WRITTEN	CURRENCY

Equity Risk	$116,816	—
Foreign Currency Risk	—	$(338,629)

Total	$116,816	$(338,629)

4. Investment Advisory/Administration and Sub-Advisory Agreements
Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets exceeding $5 billion.

Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provide the Fund with investment advisory services, subject to the overall supervision of the Investment

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2010 (unaudited) continued

Adviser and the Fund’s Officers and Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser and Sub-Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
5. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A shares; (ii) Class B – up to 1.00% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan’s inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B shares; and (iii) Class C – up to 1.0% of the average daily net assets of Class C shares; and (iv) Class Q – up to 0.26% of the average daily net assets of Class Q shares.

The Distributor has agreed to permanently cap the 12b-1 fee for the Class Q shares at 0.24% of the average daily net assets of Class Q. For the six months ended June 30, 2010, the distribution fee was accrued for Class Q shares at the annual rate of 0.24%.

In the case of Class B shares and Class Q shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares and Class Q shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $5,269,863 and $20,547, for Class B shares and Class Q shares respectively, at June 30, 2010.

For the six months ended June 30, 2010, the distribution fee was accrued for Class B at an annual rate of 1.0%.

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2010 (unaudited) continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended June 30, 2010, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended June 30, 2010, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares, Class C shares and Class Q shares of $4,362, $8,539, $13,963 and $846, respectively and received $37,678 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.
6. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the six months ended June 30, 2010, advisory fees paid were reduced by $3,430 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $3,929 for the six months ended June 30, 2010. During the six months ended June 30, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $92,792,220 and $89,772,095, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2010 aggregated $526,214,789 and $566,703,162, respectively.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser, Distributor and Sub-Adviser, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2010 (unaudited) continued

voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2010, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $9,500. At June 30, 2010, the Fund had an accrued pension liability of $65,255, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
7. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

At June 30, 2010, the Fund’s cash balance consisted principally of interest bearing deposits with State Street, the Fund’s custodian.
8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2009, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year), capital loss deferrals on wash sales and the mark-to-market of open forward foreign currency exchange contracts and passive foreign investment companies (“PFICs”).

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2010 (unaudited) continued

9. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE SIX		FOR THE YEAR
	MONTHS ENDED		ENDED
	JUNE 30, 2010		DECEMBER 31, 2009
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	479,356	$2,817,827	2,340,786	$12,184,991
Conversion from Class B	29,388	172,470	140,441	744,902
Reinvestment of dividends	82,591	460,034	591,208	3,463,338
Redeemed	(2,030,840)	(11,829,911)	(4,542,946)	(24,230,836)

Net decrease – Class A	(1,439,505)	(8,379,580)	(1,470,511)	(7,837,605)

CLASS B SHARES
Sold	50,142	302,785	600,660	3,137,807
Conversion to Class A	(28,920)	(172,470)	(138,772)	(744,902)
Reinvestment of dividends	6,027	34,054	43,458	252,902
Redeemed	(368,621)	(2,182,600)	(1,702,990)	(9,082,410)

Net decrease – Class B	(341,372)	(2,018,231)	(1,197,644)	(6,436,603)

CLASS C SHARES
Sold	71,631	437,972	859,212	4,623,692
Reinvestment of dividends	7,887	44,167	49,335	290,329
Redeemed	(418,561)	(2,405,142)	(303,737)	(1,681,613)

Net increase (decrease) – Class C	(339,043)	(1,923,003)	604,810	3,232,408

CLASS I SHARES
Sold	167,242	971,343	174,274	1,027,229
Reinvestment of dividends	3,304	18,338	17,381	102,306
Redeemed	(60,537)	(350,001)	(92,374)	(510,813)

Net increase – Class I	110,009	639,680	99,281	618,722

CLASS Q SHARES
Reinvestment of dividends	233,846	1,321,279	1,664,945	9,912,237
Redeemed	(4,651,480)	(27,562,983)	(12,108,767)	(65,601,626)

Net decrease – Class Q	(4,417,634)	(26,241,704)	(10,443,822)	(55,689,389)

Net decrease in Fund	(6,427,545)	$(37,922,838)	(12,407,886)	$(66,112,467)

The Fund’s Board of Trustees approved, effective November 3, 2008, changing the Fund’s principal investment strategy to investing, under normal market conditions, at least 80% of the Fund’s assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. In connection with this change, the Board also approved a change to the Fund’s name as well as its benchmarks, and increased the limit on the Fund’s investments in foreign securities. On August 21, 2008, the Fund suspended offering its shares to new investors to allow the portfolio management team to implement these changes. Effective January 2, 2009, the Fund reopened to new investors.

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2010 (unaudited) continued

10. New Accounting Pronouncement
On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

Morgan Stanley Global Infrastructure Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.16		$5.46		$15.79		$14.81		$14.37	$13.32

Income (loss) from investment operations:
Net investment income(1)	0.08		0.17		0.28		0.26		0.26	0.31
Net realized and unrealized gain (loss)	(0.84)		0.74		(5.68)		2.54		2.54	1.71

Total income (loss) from investment operations	(0.76)		0.91		(5.40)		2.80		2.80	2.02

Less dividends and distributions from:
Net investment income	(0.03)		(0.21)		(0.36)		(0.28)		(0.31)	(0.36)
Net realized gain	—		—		(4.57)		(1.54)		(2.05)	(0.61)

Total dividends and distributions	(0.03)		(0.21)		(4.93)		(1.82)		(2.36)	(0.97)

Net asset value, end of period	$5.37		$6.16		$5.46		$15.79		$14.81	$14.37

Total Return(2)	(12.34	)%(6)	16.97%		(32.71)%		19.23%		20.22%	15.12%
Ratios to Average Net Assets(3):
Total expenses	1.21	%(4)(7)	1.22	%(4)	1.03	%(4)	1.01	%(4)	0.91%	1.03%
Net investment income	2.71	%(4)(7)	3.08	%(4)	2.07	%(4)	1.58	%(4)	1.43%	2.14%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$81,576		$102,344		$98,711		$211,167		$813,249	$658,909
Portfolio turnover rate	142	%(6)	382%		124%		9%		21%	20%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.26		$5.54		$15.90		$14.90		$14.45	$13.38

Income (loss) from investment operations:
Net investment income(1)	0.05		0.13		0.17		0.14		0.27	0.32
Net realized and unrealized gain (loss)	(0.83)		0.75		(5.71)		2.55		2.55	1.72

Total income (loss) from investment operations	(0.78)		0.88		(5.54)		2.69		2.82	2.04

Less dividends and distributions from:
Net investment income	(0.03)		(0.16)		(0.25)		(0.15)		(0.32)	(0.36)
Net realized gain	—		—		(4.57)		(1.54)		(2.05)	(0.61)

Total dividends and distributions	(0.03)		(0.16)		(4.82)		(1.69)		(2.37)	(0.97)

Net asset value, end of period	$5.45		$6.26		$5.54		$15.90		$14.90	$14.45

Total Return(2)	(12.46)	%(6)	16.04%		(33.28)%		18.27%		20.28%	15.22%
Ratios to Average Net Assets(3):
Total expenses	1.96	%(4)(7)	1.97	%(4)	1.79	%(4)	1.76	%(4)	0.83%	0.94%
Net investment income	1.96	%(4)(7)	2.33	%(4)	1.31	%(4)	0.83	%(4)	1.51%	2.23%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$6,117		$9,174		$14,745		$57,622		$75,100	$184,065
Portfolio turnover rate	142	%(6)	382%		124%		9%		21%	20%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.21		$5.51		$15.87		$14.88		$14.43	$13.37

Income (loss) from investment operations:
Net investment income(1)	0.06		0.13		0.18		0.15		0.15	0.21
Net realized and unrealized gain (loss)	(0.84)		0.75		(5.71)		2.54		2.55	1.72

Total income (loss) from investment operations	(0.78)		0.88		(5.53)		2.69		2.70	1.93

Less dividends and distributions from:
Net investment income	(0.03)		(0.18)		(0.26)		(0.16)		(0.20)	(0.26)
Net realized gain	—		—		(4.57)		(1.54)		(2.05)	(0.61)

Total dividends and distributions	(0.03)		(0.18)		(4.83)		(1.70)		(2.25)	(0.87)

Net asset value, end of period	$5.40		$6.21		$5.51		$15.87		$14.88	$14.43

Total Return(2)	(12.56)	%(6)	16.18%		(33.26)%		18.33%		19.36%	14.35%
Ratios to Average Net Assets(3):
Total expenses	1.96	%(4)(7)	1.97	%(4)	1.73	%(4)	1.70	%(4)	1.65%	1.71%
Net investment income	1.96	%(4)(7)	2.33	%(4)	1.37	%(4)	0.89	%(4)	0.69%	1.46%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$7,313		$10,517		$6,002		$14,016		$13,441	$8,745
Portfolio turnover rate	142	%(6)	382%		124%		9%		21%	20%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.12		$5.43		$15.75		$14.79		$14.34	$13.30

Income (loss) from investment operations:
Net investment income(1)	0.09		0.18		0.31		0.30		0.33	0.34
Net realized and unrealized gain (loss)	(0.83)		0.74		(5.68)		2.53		2.51	1.70

Total income (loss) from investment operations	(0.74)		0.92		(5.37)		2.83		2.84	2.04

Less dividends and distributions from:
Net investment income	(0.03)		(0.23)		(0.39)		(0.33)		(0.34)	(0.39)
Net realized gain	—		—		(4.57)		(1.54)		(2.05)	(0.61)

Total dividends and distributions	(0.03)		(0.23)		(4.96)		(1.87)		(2.39)	(1.00)

Redemption fees	—		—		0.01		—		—	—

Net asset value, end of period	$5.35		$6.12		$5.43		$15.75		$14.79	$14.34

Total Return(2)	(12.09)	%(6)	17.14%		(32.54)%		19.44%		20.63%	15.34%
Ratios to Average Net Assets(3):
Total expenses	0.96	%(4)(7)	0.97	%(4)	0.79	%(4)	0.76	%(4)	0.66%	0.78%
Net investment income	2.96	%(4)(7)	3.33	%(4)	2.31	%(4)	1.83	%(4)	1.68%	2.39%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$3,166		$2,950		$2,076		$4,214		$7,119	$4,059
Portfolio turnover rate	142	%(6)	382%		124%		9%		21%	20%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Financial Highlights continued

									FOR THE PERIOD
	FOR THE SIX								DECEMBER 11, 2006
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,						THROUGH
	JUNE 30, 2010		2009		2008		2007		DECEMBER 31, 2006(1)
	(unaudited)
Class Q Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.25		$5.53		$15.90		$14.91		$14.88

Income (loss) from investment operations:
Net investment income(2)	0.08		0.17		0.28		0.26		0.01
Net realized and unrealized gain (loss)	(0.85)		0.76		(5.72)		2.56		0.02

Total income (loss) from investment operations	(0.77)		0.93		(5.44)		2.82		0.03

Less dividends and distributions from:
Net investment income	(0.03)		(0.21)		(0.36)		(0.29)		—
Net realized gain	—		—		(4.57)		(1.54)		—

Total dividends and distributions	(0.03)		(0.21)		(4.93)		(1.83)		—

Net asset value, end of period	$5.45		$6.25		$5.53		$15.90		$14.91

Total Return(3)	(12.32)	%(7)	17.12%		(32.76)%		19.23%		0.20	%(7)
Ratios to Average Net Assets(4):
Total expenses	1.20	%(5)(8)	1.21	%(5)	1.02	%(5)	0.98	%(5)	0.77	%(8)
Net investment income	2.72	%(5)(8)	3.09	%(5)	2.08	%(5)	1.61	%(5)	1.57	%(8)
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	—
Supplemental Data:
Net assets, end of period, in thousands	$237,031		$299,176		$322,754		$753,274		$150,871
Portfolio turnover rate	142	%(7)	382%		124%		9%		21	%(7)

(1)	Prior to December 11, 2006, all then-existing Class B shares of the Fund (Pre-Conversion Class B) were converted into Class Q shares. The Pre-Conversion Class B shares were subject to the same level of fees and expenses applied to Class B shares.
(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(4)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Global Infrastructure Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third

Morgan Stanley Global Infrastructure Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies – such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Morgan Stanley Global Infrastructure Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

(This Page Intentionally Left Blank)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company, Inc.
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Whart
London, E14 4AD England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2010 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Global Infrastructure Fund

Semiannual
Report

June 30, 2010

UTLFSAN
IU10-02983P-Y06/10

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics – Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Global Infrastructure Fund

/s/ Randy Takian
Randy Takian
Principal Executive Officer August 17, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer August 17, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer August 17, 2010

3